united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

June 30, 2015

Altegris Macro Strategy Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (MCRAX)
Class C (MCRCX)
Class I (MCRIX)
Class N (MCRNX)

ADVISED BY

SUB-ADVISED BY

PhaseCapital LP
200 Clarendon St
25th Floor
Boston, MA 02116

888.524.9441

www.altegris.com/mutualfunds

Altegris Macro Strategy Fund
Annual Letter to Shareholders for the 3-Month Period Ending June 30, 2015

Dear Investor:

Please note that we have changed the fiscal year-end for the Altegris Macro Strategy Fund from March 31 to June 30 with the goal of consolidating the reporting period for several of the Altegris mutual funds. For this reason, the summary provided below pertains only to the three month period from April 1, 2015 through June 30, 2015. The next annual period commences July 1, 2015 and will end June 30, 2016.

Market and Performance Summary

The three-month period under review was filled with macro-related news. Greece’s battle over austerity measures was somewhat dramatic given the uncertainty over the referendum vote. China cut interest rates again, showing that the country is weaker than many thought. Investors in the Chinese stock market bought, sold, and ultimately sold more over a volatile trading period. The euro strengthened 3.9% vs. the U.S. dollar during Q2, but weakened slightly towards quarter-end. Other major markets were range-bound over the period. The S&P 500 Total Return Index was up 0.3%, crude oil was up, but largely range bound, and gold futures ended the quarter slightly lower than where they began.

The clear outlier was the reversal in global interest rates. The U.S. yield curve steepened over Q2 2015 – the majority of it in June – with 10-year yields moving from 1.92% to 2.35% while 30-year yields increased in a similar proportion. The front end of the curve, however, remained largely unchanged, given expectations for the Fed to increase interest rates has been pushed out to at least Q3 or Q4 of this year. On the heels of sanguine economic data in the Eurozone, fixed income in Europe also had a difficult quarter. German bund 10-year yields rose, moving from 0.18% to 0.76% at quarter-end, a sharp contrast to the negative yields seen earlier this year across some European bonds after the ECB announced their aggressive monetary policy measures. It was a disappointing three-month period for macro-oriented managers, and the managers accessed by the Fund were no exception.

As shown in Figure 1, the Altegris Macro Strategy Fund’s Class A (at NAV), Class C, Class I and Class N shares returned -6.96%, -7.13%, -6.89% and -6.96%, respectively, for the threemonths ending June 30, 2015, while the BofA Merrill Lynch 3-Month T-Bill Index, Altegris 40 Index, Barclay Global Macro Index, S&P 500 Total Return Index and MSCI World Index returned 0.01%, -9.52% (estimated), -2.62% (estimated), 0.28% and -0.30%, respectively. The Fund’s net assets under management were approximately $71 million as of June 30, 2015.

Figure 1: Altegris Macro Strategy Fund Performance Review| April 1, 2015 – June 30, 2015

	3-Months	Since Inception*
Class A (NAV)	-6.96%	-4.49%
Class A (max load)**	-12.28%	-5.87%
Class C (NAV)	-7.13%	-5.51%
Class I (NAV)	-6.89%	-4.24%
Class N (NAV)	-6.96%	-4.49%
BofA ML 3-Month T-Bill Index	0.01%	0.06%
Altegris 40 Index***	-9.52%	0.42%
Barclay Global Macro Index***	-2.62%	2.11%
S&P 500 Total Return Index	0.28%	14.10%
MSCI World Index	-0.30%	6.63%

*	The inception date of Class A, Class I and Class N is 6/1/11; the inception date of Class C is 10/20/11. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

***	Data for these indices report on a monthly basis. Figures shown since inception include the entire month of June, including trading on June, 1, 2011.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.41% for Class A, 3.16% for Class C, 2.16% for Class I and 2.41% for Class N, per the Fund’s prospectus dated February 20, 2015.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2016, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441. The referenced indices are shown for general market comparisons and are not meant to represent any particular investment.

Fund Overview

The Altegris Macro Strategy Fund is a diverse, actively managed mutual fund accessing what we believe are premier global macro managers. Managers predominantly use fundamental macroeconomic data with the goal of predicting and profiting from the impact of macroeconomic developments across global financial markets. The managers accessed by the Fund can be grouped into various sub-strategies, and at the conclusion of the period under review, the Fund’s exposures were as follows (see Figure 2).

Figure 2: Fund’s Exposure to Global Macro Managers

Manager	Program	Sub-Strategy	3/31/2015 Exposure	6/30/2015 Exposure
Denali Asset Management	Denali Global Discretionary Program	Discretionary Multi-Asset Class	34.3%	33.1%
Willowbridge Associates	Global Discretionary Program	Discretionary Multi-Asset Class	30.0%	29.0%
QMS Capital Management	QMS Diversified Global Macro	Quantitative Multi-Asset Class	21.4%	20.7%
PhaseCapital	Phase II Strategy	Quantitative Multi-Asset Class	14.3%	17.2%

The Fund currently pursues its global macro strategy by investing up to 25% of its total assets in a wholly-owned subsidiary which in turn invests in global macro investments that access the managers listed above. Exposure to the PhaseCapital strategy may also be achieved by an investment made directly by the Fund, outside of the wholly-owned subsidiary. These investments are selected with the aim of providing aggregate exposure to the global macro managers listed above, as if between 100% and 125% of the Fund’s net assets were invested in those managers and their strategies and programs.

Drivers of Fund Performance

Sector Drivers: After strong performance from mid-2014 into the early part of 2015, the Fund struggled over the three-month period under review most notably in fixed income futures, foreign exchange trading and in energy futures trading. In fixed income, yield increases globally (and thus price declines) weighed on performance. As the yield curve steepened in the U.S., the Fund was particularly hit on the longer end of the curve as managers remained long fixed income for most of the period. Currencies were also problematic, both long and short. While energy futures prices were up overall for the quarter, price action was choppy and heavily influenced by sentiment. The managers accessed by the Fund were ultimately unable to capitalize on the price fluctuations. Long stock index positions – notably in Europe – also detracted from performance as the rally in European stock index futures faltered.

Figure 3: Performance by Sector | April 1, 2015 – June 30, 2015

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Manager Performance: After a fantastic start to the year, QMS had the most difficult time managing market movements in the three-month period under review as their technical models struggled with trend reversals in the U.S. dollar and energy. The manager is still positive on a calendar year-to-date basis through June 30, 2015. Willowbridge struggled for similar reasons, most notably in energy futures as the manager was caught on the wrong side of the trade, both long and short WTI (West Texas Intermediate) and Brent crude oil futures. Denali struggled as well, although the majority of the manager’s losses were in long bond futures – both in the U.S. and Europe. While slightly negative over the period, PhaseCapital was the best performing manager. Phase was added to the Fund as a sub-adviser earlier in 2015 with the goal of providing returns when fundamentally-based macro managers struggle. PhaseCapital did outperform many of its peers in Q2; nonetheless, we would have preferred to see better absolute performance versus relative performance.

Figure 4: Global Macro Performance by Manager| April 1, 2015 – June 30, 2015

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

We continue to believe that this environment is one where skilled macro managers can thrive — where there are opportunities across the investment landscape, both long and short, to capitalize upon in a time of increasing uncertainty. This three-month period was disappointing, and there is no getting around this fact. However, performance is more tolerable when taken in the context of a more normal 12-month reporting period. Accordingly, the managers accessed by the Fund are, in our opinion, some of the best global macro managers in the world. We expect them to perform better, as they have historically during similar periods of market unrest. We acknowledge performance has been frustrating, but remain firm that despite recent performance, global macro strategies remain a key divergent allocation in an investor’s alternative investment portfolio.

We thank you for investing in the Altegris Macro Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Matt Osborne	Eric Bundonis, CFA	Robert J. Murphy, CFA, FRM, CAIA
Co-President	Director of Research & Sourcing	Deputy Chief Investment Officer
Portfolio Manager	Portfolio Manager	Portfolio Manager

INDEX DEFINITIONS

Altegris 40 Index tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

Barclay Global Macro Index tracks the performance of ~175 global macro programs, by ending monthly values, net of fees, as reported to Barclay Hedge.

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1326-NLD-7/30/2015

Altegris Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, compared to its benchmark:

			Annualized	Annualized
			Since Inception	Since Inception
	One Year	Three Years	June 1, 2011	October 20, 2011
Altegris Macro Strategy Fund - Class A	4.94%	(4.61)%	(4.49)%	N/A
Altegris Macro Strategy Fund - Class A with load **	(1.07)%	(6.46)%	(5.87)%	N/A
Altegris Macro Strategy Fund - Class C	4.13%	(5.33)%	N/A	(5.51)%
Altegris Macro Strategy Fund - Class I	5.02%	(4.37)%	(4.24)%	N/A
Altegris Macro Strategy Fund - Class N	4.94%	(4.57)%	(4.27)%	N/A
Bank of America Merrill Lynch 3-Month Treasury Bill Index ***	0.02%	0.06%	0.06%	0.06%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense ratios, gross of fee waivers or expense reimbursements, are 2.17%, 2.92%, 1.92% and 2.17% for Class A, Class C, Class I and Class N shares, respectively, per the Fund’s prospectus dated July 29, 2015. Class A shares are subject to a maximum sales charge on purchases of 5.75% and Class A and C shares are subject to a contingent deferred sales charge of 1.00% on certain redemptions. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days. Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | June 1, 2011 – June 30, 2015
Past performance is not necessary indicative of future results.

****	Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment as of June 30, 2015	% of Net Assets
Exchange Traded Funds	30.9%
Bonds & Notes	19.3%
U.S. Treasury Bills	11.7%
Commercial Paper	9.7%
Certificates of Deposit	5.3%
Unaffiliated Trading Companies	4.8%
Structured Note	4.2%
Discount Agency Notes	1.1%
Other, Assets Less Liabilities	13.0%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares				Value
	INVESTMENTS - 87.0%
	EXCHANGE TRADED FUNDS - 30.9%
	COMMODITY FUND - 3.8%
147,762	PowerShares DB Commodity Index Tracking Fund			$2,659,716

	DEBT FUNDS - 19.7%
3,800	iShares 20+ Year Treasury Bond ETF			446,348
4,326	iShares 3-7 Year Treasury Bond ETF			531,925
21,693	iShares 7-10 Year Treasury Bond ETF			2,277,982
39,905	iShares iBoxx $ High Yield Corporate Bond ETF			3,543,564
59,900	iShares iBoxx $ Investment Grade Corporate Bond ETF			6,931,628
1,144	iShares TIPS Bond ETF			128,185
				13,859,632
	EQUITY FUNDS - 7.4%
11,200	Consumer Discretionary Select Sector SPDR Fund			856,576
50,900	Consumer Staples Select Sector SPDR Fund			2,422,840
200	Energy Select Sector SPDR Fund			15,032
400	Health Care Select Sector SPDR Fund			29,756
1,500	Industrial Select Sector SPDR Fund			81,090
23,000	Materials Select Sector SPDR Fund			1,112,970
17,300	Utilities Select Sector SPDR Fund			717,258
				5,235,522

	TOTAL EXCHANGE TRADED FUNDS (Cost - $22,074,253)			21,754,870

	UNAFFILIATED TRADING COMPANIES ^ - 4.8%
10,010	Denali Global Discretionary Program Class Denali* (a,b)			1,185,141
3,032	QMS Diversified Global Macro Class QMS* (a,b)			865,165
16,890	Willowbridge Class* (a,b)			1,331,470
	TOTAL UNAFFILIATEDTRADING COMPANIES (Cost - $3,769,904)			3,381,776

Principal
Amount ($)			Maturity
	STRUCTURED NOTE - 4.2%
2,600,000	Barclays Bank PLC Linked Note (a) * ^
	(Cost - $2,600,000)		1/28/2016	2,944,542
		Yield (c)
	LONG-TERM BONDS & NOTES - 6.8%
2,750,000	Federal Home Loan Bank	0.2000%	8/19/2015	2,750,330
1,450,000	Federal Home Loan Bank	0.2000	9/14/2015	1,450,242
600,000	Federal Home Loan Bank	0.2500	4/20/2016	599,743
	TOTAL LONG-TERM BONDS & NOTES (Cost - $4,800,356)			4,800,315

	SHORT-TERM INVESTMENTS - 40.3%
	BONDS & NOTES - 12.5%
1,000,000	Federal Home Loan Bank	0.2000	9/18/2015	1,000,167
1,450,000	Federal Home Loan Bank	0.2000	9/25/2015	1,450,668
2,200,000	Federal Home Loan Bank	0.1250	12/8/2015	2,198,487
2,500,000	Freddie Mac FA28 (d)	0.5000	8/28/2015	2,501,128
1,650,000	Federal National Mortgage Corp. (d)	2.3750	7/28/2015	1,652,693
	TOTAL BONDS & NOTES (Cost - $8,806,515)			8,803,143

	CERTIFICATES OF DEPOSIT - 5.3%
560,000	The Chiba Bank Ltd.	0.2100	7/24/2015	560,000
900,000	The Norinchukin Bank	0.1500	7/2/2015	900,000
560,000	The Shizuoka Bank, Ltd.	0.2200	7/29/2015	560,000
850,000	Sumitomo Mitsui Banking Corp.	0.1800	7/17/2015	850,000
850,000	Sumitomo Mitsui Trust Bank, Limited	0.1600	7/29/2015	850,000
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $3,720,000)			3,720,000

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

Principal
Amount ($)		Yield (c)	Maturity	Value
	COMMERCIAL PAPER - 9.7%
550,000	American Honda	0.1000%	7/10/2015	$549,986
250,000	DCAT, LLC	0.2500	7/2/2015	249,998
250,000	Exxon Mobil Corporation	0.0800	7/6/2015	249,997
1,115,000	General Electric Cap Corp.	0.1100	7/14/2015	1,114,956
1,000,000	NetJets, Inc. (e)	0.0500	7/1/2015	1,000,000
700,000	PACCAR Financial Corp.	0.1100	7/15/2015	699,970
1,250,000	Tornoto-Dominion Holdings (e)	0.1200	7/10/2015	1,249,962
850,000	Victory Receivables (e)	0.1801	7/22/2015	849,911
850,000	Working Capital Management Co. L.P. (e)	0.1701	7/9/2015	849,968
	TOTAL COMMERCIAL PAPER (Cost - $6,814,748)			6,814,748

	DISCOUNT AGENCY NOTE - 1.1%
753,000	Federal Farm Credit Discount Note (Cost - $753,000)	0.0000	7/1/2015	753,000

	U.S. TREASURY BILLS - 11.7%
1,250,000	US Treasury Bill (a) **	0.0675	11/12/2015	1,249,686
1,500,000	US Treasury Bill (a) **	0.1350	2/4/2016	1,498,773
1,500,000	US Treasury Bill (a) **	0.1800	3/31/2016	1,497,945
1,500,000	US Treasury Bill (a) **	0.1950	4/28/2016	1,497,546
2,500,000	US Treasury Bill (a) **	0.2400	5/26/2016	2,494,499
	TOTAL U.S. TREASURY BILLS (Cost - $8,238,449)			8,238,449

	TOTAL SHORT-TERM INVESTMENTS - (Cost - $28,332,713)			28,329,340

	TOTAL INVESTMENTS - 87.0% (Cost - $61,577,226) (f)			$61,210,843
	OTHER ASSETS LESS LIABILITIES - 13.0%			9,179,172
	TOTAL NET ASSETS - 100.0%			$70,390,015

CME	Chicago Mercantile Exchange

ETF	Exchange Traded Fund

ICE	Intercontinental Futures Exchange

^	Global Macro Strategies Ltd.

*	Non-Income producing.

**	Held as collateral for the swap contract.

(a)	All or a portion of these investments are a holding of the AGMS Fund Limited.

(b)	The value of these securities have been determined in good faith under the policies of the Board of Trustees at June 30, 2015.

(c)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.

(d)	Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corp. currently operate under a federal conservatorship.

(e)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2015, these securities amounted to $3,949,841 or 5.6% of net assets.

(f)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $62,868,144 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$936,470
Unrealized Depreciation:	(589,017)
Net Unrealized Depreciation:	$347,453

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2015

	FUTURES CONTRACT
	OPEN LONG FUTURES CONTRACT
				Notional Value at
Contracts	Issue	Exchange	Expiration	June 30, 2015	Unrealized Depreciation
35	Russell Mini Future	ICE	September-15	$4,376,400	$(45,970)
47	S&P 500 E-mini	CME	September-15	4,828,075	(109,550)
	TOTAL UNREALZED DEPRECIATION ON LONG FUTURES CONTRACTS				(155,520)

OPEN TOTAL RETURN SWAP CONTRACTS (a)

	Notional		Termination
Reference Entity	Amount	Interest Rate	Date	Counterparty	Unrealized Depreciation
Barclays Bank PLC SWAP	$10,276,664	LIBOR+1.20%	11/9/2016	Barclays Bank Plc.	$(188,680)

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015

ASSETS
Investments in securities:
At cost	$61,577,226
At market value	61,210,843
Cash	8,531,498
Segregated cash at broker	1,695,338
Receivables:
Securities sold	3,054,235
Fund shares sold	95,065
Interest	25,546
Prepaid expenses and other assets	51,882
TOTAL ASSETS	74,664,407

LIABILITIES
Unrealized depreciation on swap	188,680
Unrealized loss on futures contracts	155,520
Payables:
Investments purchased	3,604,312
For Fund shares repurchased	163,359
Investment advisory fees	38,544
Distribution (12b-1) fees	8,683
Accrued expenses and other liabilities	115,294
TOTAL LIABILITIES	4,274,392
NET ASSETS	$70,390,015

NET ASSETS CONSIST OF:
Paid in Capital	$63,999,387
Accumulated net investment income	7,953,137
Accumulated net realized loss from investment	(851,926)
Net unrealized depreciation on investments	(710,583)
NET ASSETS	$70,390,015

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,980,236
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	601,050
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$8.29
Maximum offering price per share (net asset value plus maximum sales charge of 5.75% (c)	$8.80

Class C Shares:
Net Assets	$2,191,580
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	271,706
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b,d)	$8.07

Class I Shares:
Net Assets	$35,695,582
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	4,263,365
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.37

Class N Shares:
Net Assets	$27,522,617
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,323,276
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$8.28

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(c)	On investments of $25,000 or more, the sales charge is reduced.

(d)	A deferred sales charge of up to 1.00% will be applied to shares redeemed within 12 months of purchase.

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Period Ended June 30, 2015 *

	For the Period Ended	For the Year Ended
	June 30, 2015 *	March 31, 2015
INVESTMENT INCOME
Dividends	$129,369	$90,448
Interest	1,991	18,437
TOTAL INVESTMENT INCOME	131,360	108,885

EXPENSES
Investment advisory fees	292,177	1,741,236
Distribution (12b-1) fees:
Class A	3,154	16,223
Class C	5,641	23,737
Class N	17,660	80,745
Audit fees	33,578	42,001
Printing and postage expenses	20,265	38,996
Registration fees	16,128	64,486
Non 12b-1 shareholder servicing expense	15,059	105,647
Shareholder servicing fees	12,437	54,460
Administrative services fees	6,977	57,710
Legal fees	5,763	24,815
Custodian fees	4,853	23,918
Compliance officer fees	4,154	20,262
Accounting services fees	3,974	20,960
Trustees fees and expenses	2,671	15,933
Insurance expense	984	7,744
Overdraft expense	—	522
Other expenses	2,493	1,942
TOTAL EXPENSES	447,968	2,341,337
Less: Fees waived by the Advisor	(92,164)	—
NET EXPENSES	355,804	2,341,337

NET INVESTMENT LOSS	(224,444)	(2,232,452)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(623,194)	2,255,329
Futures	205,578	(60,916)
Swaps	(2,902,959)	7,775,652
Net realized gain (loss) on Investments	(3,320,575)	9,970,065
Net change in unrealized appreciation (depreciation):
Investments	(1,999,009)	3,655,477
Futures	(171,672)	16,152
Swaps	55,907	562,319
Net change in unrealized appreciation (depreciation) on Investments	(2,114,774)	4,233,948

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(5,435,349)	14,204,013

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,659,793)	$11,971,561

*	For the period April 1, 2015 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Period Ended	For the Year Ended	For the Year Ended
	June 30, 2015 *	March 31, 2015	March 31, 2014

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(224,444)	$(1,972,272)	$(4,377,038)
Net realized gain (loss) from investment	(3,320,575)	9,970,065	(17,692,654)
Net change in unrealized appreciation (depreciation) on investments	(2,114,774)	4,233,948	788,895
Net increase (decrease) in net assets resulting from operations	(5,659,793)	12,231,741	(21,280,797)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	767,639	1,034,761	5,349,241
Class C	193,216	340,946	589,156
Class I	1,503,735	31,015,104	66,425,266
Class N	1,754,697	5,574,723	19,748,413
Redemption fee proceeds:
Class A	2	1,320	278
Class C	1	596	47
Class I	16	13,559	1,488
Class N	12	7,390	1,029
Payments for shares redeemed:
Class A	(470,200)	(6,241,583)	(37,487,658)
Class C	(230,505)	(1,069,904)	(2,303,199)
Class I	(13,711,504)	(84,174,311)	(128,026,100)
Class N	(1,839,475)	(20,705,842)	(87,810,600)
Total decrease in net assets from share of beneficial interest	(12,032,366)	(74,203,241)	(163,512,639)

TOTAL DECREASE IN NET ASSETS	(17,692,159)	(61,971,500)	(184,793,436)

NET ASSETS
Beginning of Period	88,082,174	150,053,674	334,847,110
End of Period^	$70,390,015	$88,082,174	$150,053,674
^ Includes undistributed net income (loss) at end of period	$7,953,137	$8,178,681	$(1,086,672)

SHARE ACTIVITY
Class A:
Shares Sold	88,778	126,496	634,580
Shares Redeemed	(54,451)	(776,021)	(4,479,677)
Net increase(decrease) in shares of beneficial interest outstanding	34,327	(649,525)	(3,845,097)

Class C:
Shares Sold	23,190	40,543	71,068
Shares Redeemed	(27,389)	(135,063)	(282,129)
Net decrease in shares of beneficial interest outstanding	(4,199)	(94,520)	(211,061)

Class I:
Shares Sold	172,394	3,762,675	7,888,943
Shares Redeemed	(1,572,001)	(10,055,193)	(15,263,653)
Net decrease in shares of beneficial interest outstanding	(1,399,607)	(6,292,518)	(7,374,710)

Class N:
Shares Sold	206,031	672,102	2,367,687
Shares Redeemed	(214,329)	(2,543,590)	(10,602,525)
Net decrease in shares of beneficial interest outstanding	(8,298)	(1,871,488)	(8,234,838)

*	For the period April 1, 2015 through June 30, 2015.

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A (1)
	Period Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2015 *		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012

Net asset value, beginning of year/period	$8.91		$7.97		$8.70		$9.55		$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.03)		(0.15)		(0.16)		(0.25)		(0.36)
Net realized and unrealized gain/(loss) on investments	(0.59)		1.09		(0.57)		(0.60)		(0.09)
Total from investment operations	(0.62)		0.94		(0.73)		(0.85)		(0.45)

Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year/period	$8.29		$8.91		$7.97		$8.70		$9.55
Total return (4)	(6.96	)% (5)	11.79%		(8.39)%		(8.90	)% (6)	(4.50	)% (5,6)
Net assets, at end of year/period (000s)	$4,980		$5,050		$9,695		$44,037		$62,656

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (7,10)	2.43	% (8,9)	2.17	% (9)	2.08	% (9)	2.92	% (9)	4.75	% (8)
Ratio of net expenses to average net assets (11)	1.94	% (8,9)	1.94	% (9)	1.95	% (9)	2.82	% (9)	4.54	% (8)
Ratio of net investment loss to average net assets (12)	(1.26	)% (8,9)	(1.85	)% (9)	(1.89	)% (9)	(2.68	)% (9)	(4.43	)% (8)

Portfolio Turnover Rate	100	% (5)	349%		178%		79%		0	% (5)

* For the period April 1, 2015 to June 30, 2015

(1) The Fund’s Class A shares commenced operations on June 1, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8) Annualized for periods less than one full year.

(9) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10) Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (7)	2.43	% (8,9)	2.17	% (9)	2.08	% (9)	2.04	% (9)	2.16	% (8)

(11) Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	1.94	% (8,9)	1.94	% (9)	1.95	% (9)	1.95	% (9)	1.95	% (8)

(12) Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(1.27	)% (8,9)	(1.85	)% (9)	(1.89	)% (9)	(1.83	)% (9)	(1.84	)% (8)

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C (1)
	Period Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2015 *		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012

Net asset value, beginning of year/period	$8.69		$7.83		$8.61		$9.53		$9.95

Income (loss) from investment operations:
Net investment loss (2)	(0.04)		(0.21)		(0.22)		(0.31)		(0.22)
Net realized and unrealized gain/(loss) on investments	(0.58)		1.07		(0.56)		(0.61)		(0.20)
Total from investment operations	(0.62)		0.86		(0.78)		(0.92)		(0.42)

Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year/period	$8.07		$8.69		$7.83		$8.61		$9.53
Total return (4)	(7.13	)% (5)	10.98%		(9.06)%		(9.65)%		(4.22	)% (5)
Net assets, at end of year/period (000s)	$2,192		$2,398		$2,902		$5,009		$2,735

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (6,9)	3.18	% (7,8)	2.92	% (8)	2.83	% (8)	3.67	% (8)	5.50	% (7)
Ratio of net expenses to average net assets (10)	2.69	% (7,8)	2.69	% (8)	2.70	% (8)	3.57	% (8)	5.29	% (7)
Ratio of net investment loss to average net assets (11)	(2.02	)% (7,8)	(2.60	)% (8)	(2.64	)% (8)	(3.43	)% (8)	(5.17	)% (7)

Portfolio Turnover Rate	100	% (5)	349%		178%		79%		0	% (5)

* For the period April 1, 2015 to June 30, 2015

(1) The Fund’s Class C Shares commenced operations on October 20, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7) Annualized for periods less than one full year.

(8) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(9) Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (6)	3.18	% (7,8)	2.92	% (8)	2.83	% (8)	2.79	% (8)	2.91	% (7)

(10) Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	2.69	% (7,8)	2.69	% (8)	2.70	% (8)	2.70	% (8)	2.70	% (7)

(11) Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(2.03	)% (7,8)	(2.60	)% (8)	(2.64	)% (8)	(2.58	)% (8)	(2.59	)% (7)

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I (1)
	Period Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2015 *		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012

Net asset value, beginning of year/period	$9.00		$8.03		$8.74		$9.57		$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.02)		(0.13)		(0.14)		(0.23)		(0.34)
Net realized and unrealized gain/(loss) on investments	(0.61)		1.10		(0.57)		(0.60)		(0.09)
Total from investment operations	(0.63)		0.97		(0.71)		(0.83)		(0.43)

Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year/period	$8.37		$9.00		$8.03		$8.74		$9.57
Total return (4)	(7.00	)% (5)	12.08%		(8.12)%		(8.67)%		(4.30	)% (5,6)
Net assets, at end of year/period (000s)	$35,696		$50,963		$96,003		$168,971		$167,290

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (7,10)	2.15	% (8,9)	1.92	% (9)	1.83	% (9)	2.67	% (9)	4.50	% (8)
Ratio of net expenses to average net assets (11)	1.69	% (8,9)	1.69	% (9)	1.70	% (9)	2.57	% (9)	4.29	% (8)
Ratio of net investment loss to average net assets (12)	(1.01	)% (8,9)	(1.60	)% (9)	(1.64	)% (9)	(2.43	)% (9)	(4.19	)% (8)

Portfolio Turnover Rate	100	% (5)	349%		178%		79%		0	% (5)

* For the period April 1, 2015 to June 30, 2015

(1) The Fund’s Class I shares commenced operations on June 1, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(8) Annualized for periods less than one full year.

(9) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(10) Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (7)	2.15	% (8,9)	1.92	% (9)	1.83	% (9)	1.79	% (9)	1.91	% (8)

(11) Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	1.69	% (8,9)	1.69	% (9)	1.70	% (9)	1.70	% (9)	1.70	% (8)

(12) Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(1.02	)% (8,9)	(1.60	)% (9)	(1.64	)% (9)	(1.58	)% (9)	(1.60	)% (8)

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class N (1)
	Period Ended		Year Ended		Year Ended		Year Ended		Period Ended
	June 30, 2015 *		March 31, 2015		March 31, 2014		March 31, 2013		March 31, 2012

Net asset value, beginning of year	$8.91		$7.97		$8.69		$9.55		$10.00

Income (loss) from investment operations:
Net investment loss (2)	(0.03)		(0.15)		(0.16)		(0.25)		(0.36)
Net realized and unrealized gain/(loss) on investments	(0.60)		1.09		(0.56)		(0.61)		(0.09)
Total from investment operations	(0.63)		0.94		(0.72)		(0.86)		(0.45)

Redemption fees collected (3)	0.00		0.00		0.00		0.00		0.00
Net asset value, end of year	$8.28		$8.91		$7.97		$8.69		$9.55
Total return (4)	(7.07	)% (5)	11.79%		(8.29)%		(9.01)%		(4.50	)% (5)
Net assets, at end of year (000s)	$27,523		$26,672		$41,454		$116,830		$97,095

Ratios including the expenses and income of AGMS Fund Limited:
Ratio of gross expenses to average net assets (6,9)	2.42	% (7,8)	2.17	% (7)	2.08	% (7)	2.92	% (7)	4.75	% (8)
Ratio of net expenses to average net assets (10)	1.94	% (7,8)	1.94	% (7)	1.95	% (7)	2.82	% (7)	4.54	% (8)
Ratio of net investment loss to average net assets (11)	(1.27	)% (7,8)	(1.85	)% (7)	(1.89	)% (7)	(2.68	)% (7)	(4.44	)% (8)

Portfolio Turnover Rate	100	% (5)	349%		178%		79%		0	% (5)

* For the period April 1, 2015 to June 30, 2015

(1) The Fund’s Class N shares commenced operations on June 1, 2011.

(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(3) Represents less than $0.01 per share.

(4) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5) Not annualized.

(6) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8) Annualized for periods less than one full year.

(9) Ratio of gross expenses to average net assets excluding the expenses and income of AGMS Fund Limited: (6)	2.42	% (7,8)	2.17	% (7)	2.08	% (7)	2.04	% (7)	2.16	% (8)

(10) Ratio of net expenses to average net assets excluding the expenses and income of AGMS Fund Limited:	1.94	% (7,8)	1.94	% (7)	1.95	% (7)	1.95	% (7)	1.95	% (8)

(11) Ratio of net investment loss to average net assets excluding the expenses and income of AGMS Fund Limited:	(1.27	)% (7,8)	(1.85	)% (7)	(1.89	)% (7)	(1.83	)% (7)	(1.86	)% (8)

See accompanying notes to consolidated financial statements.

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2015

1.	ORGANIZATION AND CONSOLIDATION OF SUBSIDIARY

The Altegris Macro Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek absolute returns. The Fund seeks to achieve its investment objective by allocating its assets between global macro strategies and a fixed income strategy. The Fund commenced operations on June 1, 2011.

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and N shares of the Fund are offered at their net asset value (“NAV”) without an initial sales charge. Class C shares may be subject to a CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on the shares redeemed. Class I shares of the Fund are offered at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AGMS Fund Limited (“AGMS”) a wholly-owned and controlled subsidiary, in which the Fund may invest up to 25% of its total net assets. All inter-company accounts and transactions have been eliminated in consolidation.

A summary of the Fund’s investment in AGMS is as follows:

	Inception Date of	AGMS Net Assets at	% of Fund Net Assets at
	AGMS	June 30, 2015	June 30, 2015
AGMS	4/13/2011	16,511,565	23.46%

Effective June 30, 2015, the Fund and AGMS Fund Limited have changed their fiscal year-end from March 31 to June 30, for operational efficiencies.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund operates as an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

AGMS gains exposure to the global derivatives markets through investment in the unaffiliated trading companies of Global Macro Strategy Limited (“GMSL”). GMSL is an exempted company under the Companies Law of the Cayman Islands created on April 6, 2011. GMSL uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTA”). Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. AGMS may redeem its shares in GMSL on a biweekly basis.

Altegris Advisors, LLC (the “Advisor”) fair values the investments in GMSL daily based on the underlying CTA’s current position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisor’s estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to, reviewing current prices and speaking with the CTA. The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. The Advisor’s prior day fair value NAV is reviewed daily and reviewed by the Fund’s fair valuation committee on a regular basis. For financial reporting purposes, at June 30, 2015 the NAV is calculated using the current market values of the CTAs total assets as of the close of the regular trading session of the exchange or the close price at 4 pm eastern time.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund’s gains from a swap agreement or may cause the Fund to lose money. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Structured Notes – Structured notes are marked to market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the referenced assets, adjusted for any accruals and financing charges. The change in note value, if any, is

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

Fair Value – The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Exchange Traded Funds	$21,754,870	$—	$—	$21,754,870
Unaffiliated Trading Companies	—	3,381,776	—	3,381,776
Structured Note	—	2,944,542	—	2,944,542
Bonds & Notes	—	13,603,458	—	13,603,458
Certificates of Deposit	—	3,720,000	—	3,720,000
Commercial Paper	—	6,814,748	—	6,814,748
Discount Agency Notes	—	753,000	—	753,000
U.S. Treasury Bills	—	8,238,449	—	8,238,449
Total Assets:	$21,754,870	$39,455,973	$—	$61,210,843

Liabilities - Derivatives
Futures	$(155,520)	$—	$—	$(155,520)
Swaps	—	(188,680)	—	(188,680)
Derivative Total	$(155,520)	$(188,680)	$—	$(344,200)
Total:	$21,599,350	$39,267,293	$—	$60,866,643

The Fund did not hold any Level 3 securities during the year. There were no transfers between levels during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the beginning of the reporting period.

*	Refer to the Consolidated Portfolio of Investments for security classifications.

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes tax benefits only for tax positions where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for all open tax years (2012-2014) or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AGMS is an exempted Cayman investment company. AGMS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AGMS is a Controlled Foreign Corporation (“CFC”) and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the period ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $39,245,949 and $30,591,715, respectively. For the period ended June 30, 2015, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $0 and $0, respectively.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized on swap contracts. During the period ended June 30, 2015, the Fund was not subject to any master netting arrangements.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of June 30, 2015:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Future Contracts	Unrealized depreciation on future contracts
Total Return Swaps	Unrealized depreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2015:

Liability Derivatives Investment Value
Derivative Investment Type
Future Contracts	$155,520
Total Return Swaps	188,680
$344,200

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended June 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivative
Swaps	Net realized gain (loss) on swaps
Net change unrealized appreciation (depreciation) on swaps
Future Contracts	Net realized gain (loss) from future contracts
Net change unrealized appreciation (depreciation) on future contracts

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the period ended June 30, 2015:

Realized gain (loss) on derivatives recognized in the Statement of Operations
		Total for the
		Period Ended
Derivative Investment Type	Equity Risk	June 30, 2015
Future Contracts	$205,578	$205,578
Swaps	(2,902,959)	(2,902,959)
	$(2,697,381)	$(2,697,381)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statement of Operations
		Total for the
		Period Ended
Derivative Investment Type	Equity Risk	June 30, 2015
Future Contracts	$(171,672)	$(171,672)
Swaps	55,907	55,907
	$(115,765)	$(115,765)

The notional value of the derivative instruments outstanding as of June 30, 2015 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Associated Risks:

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product”). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an ongoing basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors LLC serves as the Fund’s investment advisor. The Advisor delegates management of the Fund’s portfolio to J.P. Morgan Investment Management, Inc. and Phase Capital LP, who each serve as a sub-advisor to the Fund (the “Sub-Advisors”).

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion, 1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and each Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets delegated to that Sub-Advisor. The Sub-Advisors are paid by the Advisor, not the Fund. For the period ended June 30, 2015, the Advisor earned $292,177 in advisory fees, of which $38,544 remained payable at the end of the period.

Pursuant to a written agreement (the “Waiver Agreement”) the Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2016, to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fess and expenses); borrowing costs (such as interest and dividend expenses on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses such as litigation) will not exceed 1.94%, 2.69%, 1.69% and 1.94% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively (the “expense limitation”). The Board may terminate this expense reimbursement arrangement at any time upon 60 days’ notice to the Advisor. During the period ended June 30, 2015, the advisor waived $92,164 under the waiver agreement.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire in the following years:

Mar-16	$349,782
Mar-17	314,040
Mar-18	260,180
Jun-18	92,164
$1,016,166

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

The Board has adopted the Trust’s master Distribution Plans and Agreements (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class N shares and at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”); to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended June 30, 2015, pursuant to the Plans, Class A, Class C and Class N shares paid $3,154, $5,641 and $17,660, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class I and Class N shares. During the period ended June 30, 2015, the Distributor received $5,552 and $3,512 in underwriting commissions for sales of Class A and Class C shares, of which $777 and $1,580, respectively, was retained by the principal underwriter or other affiliated broker-dealers.

The Fund is part of a series of Altegris Mutual Funds or mutual fund Family (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris/AACA Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the period ended June 30, 2015, Class A, Class C, Class I and Class N shares, assessed redemption fees in the amounts of $2, $1, $16, and $12, respectively.

6.	TAX COMPONENTS OF CAPITAL

As of June 30, 2015, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$8,178,681	$—	$(781,797)	$—	$(225,544)	$(780,712)	$6,390,628

Altegris Macro Strategy Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
June 30, 2015

The difference between book basis and tax basis accumulated net realized loss and unrealized depreciation is primarily attributable to the mark-to-market on open future contracts and the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $225,544.

At June 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$—	$781,797	$781,797

Permanent book and tax differences, primarily attributable to the adjustments related to the fund’s holding in AGMS Fund Ltd, resulted in reclassification for the period ended June 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(3,412,051)	$(1,100)	$3,413,151

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1200 Costa Mesa, CA 92626 USA Tel: +1 714 436 7100 Fax: +1 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Altegris Macro Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Macro Strategy Fund (the “Fund”), including the consolidated portfolio of investments, as of June 30, 2015, and the related consolidated statements of operations for period April 1, 2015 through June 30, 2015 and for the year ended March 31, 2015, the consolidated statements of changes in net assets for the period April 1, 2015 through June 30, 2015 and for the year ended March 31, 2015, and the consolidated financial highlights for each of the two years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The consolidated statement of changes in net assets of the Fund for the year ended March 31, 2014, and the consolidated financial highlights for each of the three years in the period then ended were audited by other auditors whose report, dated May 28, 2014, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Macro Strategy Fund as of June 30, 2015, the results of its consolidated operations for the period April 1, 2015 through June 30, 2015 and for the year ended March 31, 2015, consolidated changes in its net assets for the period April 1, 2015 through June 30, 2015 and for the year ended march 31, 2015, and consolidated financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

August 28, 2015

Member of Deloitte Touche Tohmatsu Limited

Altegris Macro Strategy Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2015

As a shareholder of the Altegris Macro Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Macro Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning January 1, 2015 and ending June 30, 2015.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Macro Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning Account	Ending Account	Expenses Paid During
Actual	Expense	Value	Value	Period *
Expenses *	Ratio	4/1/2015	6/30/2015	4/1/15-6/30/15
Class A	1.94%	$1,000.00	$930.40	$4.67
Class C	2.69%	$1,000.00	$928.70	$6.47
Class I	1.69%	$1,000.00	$931.10	$4.07
Class N	1.94%	$1,000.00	$930.40	$4.67
Table 2
	Annualized	Beginning Account	Ending Account	Expenses Paid During
Hypothetical Expenses *	Expense	Value	Value	Period *
(5% return before expenses)	Ratio	1/1/2015	6/30/2015	1/1/15-6/30/15
Class A	1.94%	$1,000.00	$1,015.17	$9.69
Class C	2.69%	$1,000.00	$1,011.46	$13.42
Class I	1.69%	$1,000.00	$1,016.41	$8.45
Class N	1.94%	$1,000.00	$1,015.17	$9.69

*	“Actual” expense information for Altegris Macro Strategy Fund is for the period from 4/1/15 (date of last fiscal year end) to June 30, 2015. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 91/365 (to reflect the period from last fiscal year end to June 30, 2015). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 181/365 (to reflect the full half-year period).

Altegris Macro Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985–2011).	101	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004–2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010); Greenwich Advisers Trust (2007– February 2011); Global Real Estate Fund (2008–2011); The World Funds Trust (2010–2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000–2006); Chief Investment Officer (2000–2010).	101	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975–2011).	133	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012–2015); Former member of the AICPA Auditing Standards Board, AICPA (2008–2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005–2006).	133	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007–2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/15 – NLFT_v4

Altegris Macro Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2015 (Continued)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 – 2012); Formerly President and Manager, Blu Giant, LLC (2004 – 2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 – 2012); and Vice-President, Blu Giant, (2004 – 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 – 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 – 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 – 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

6/30/15 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C
1200 Prospect Street, Suite 400
La Jolla, CA 92037

SUB – ADVISOR
J.P. Morgan Investment Management, Inc.
270 Park Avenue
New York, NY 10017

Phase Capital LP
200 Clarendon Street, 25th Floor
Boston, MA 02116

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $26,000

2014 - $30,000

(b)	Audit-Related Fees

2015 - None

2014 - None

(c)	Tax Fees

2015 - $8,500

2014 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                        2015 2014

Audit-Related Fees:                  100% 100%

Tax Fees:         100% 100%

All Other Fees: 100% 100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $8,500

2014 - $8,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/5/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 9/5/2015

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 9/5/2015